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                                                                    EXHIBIT 24




                             ARGO-TECH CORPORATION

                       REGISTRATION STATEMENT ON FORM S-1

                               POWER OF ATTORNEY


                 Argo-Tech Corporation, a Delaware corporation (the "Corporation"), hereby constitutes and appoints, Paul R. Keen, Vice President, General Counsel and Secretary of the Corporation, and Frances S. St. Clair, Vice President and Chief Financial Officer of the Corporation, and each of them, with full power of substitution and resubstitution, as attorneys-in-fact or attorney-in-fact of the Corporation, for it and in its name, place and stead, to execute and file with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933 one or more Registration Statement(s) on Form S-1 relating to the registration for sale of one or more series of debt securities (the "Securities") of the Corporation, with any and all amendments, supplements and exhibits thereto (including pre-effective and post-effective amendments or supplements), to execute and file any and all other applications or other documents to be filed with the Commission and all documents required to be filed with any state securities regulating board or commission pertaining to such Securities registered pursuant to the Registration Statement(s) on Form S-1, with any and all amendments, supplements and exhibits thereto each such attorney to have full power to act with or without the others, and to have full power and authority to do and perform, in the name and on behalf of the Corporation, every act whatsoever necessary, advisable or appropriate to be done in the premises, hereby ratifying and approving the act of said attorneys and any of them and any such substitute.

                       EXECUTED as of October 16, 1997.



                                     ARGO-TECH CORPORATION



                                     By: /s/ Yoichi Fujiki
                                        ---------------------------------------
                                        Name:    Yoichi Fujiki
                                        Title:   Vice President, Treasurer and
                                                 Director
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                           DIRECTORS AND OFFICERS OF
                             ARGO-TECH CORPORATION

                       REGISTRATION STATEMENT ON FORM S-1

                               POWER OF ATTORNEY

                 The undersigned directors and officers of Argo-Tech Corporation, a Delaware corporation (the "Corporation"), do hereby constitute and appoint, Paul R. Keen, Vice President, General Counsel and Secretary of the Corporation, and Frances S. St. Clair, Vice President and Chief Financial Officer of the Corporation, and each of them, with full power of substitution and resubstitution, as attorneys-in-fact or attorney-in-fact of the undersigned, for him/her and in his/her name, place and stead, to execute and file with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933 one or more Registration Statement(s) on Form S-1 relating to the registration for sale of one or more series of debt securities (the "Securities") of the Corporation, with any and all amendments, supplements and exhibits thereto (including pre-effective and post-effective amendments or supplements), to execute and file any and all other applications or other documents to be filed with the Commission and all documents required to be filed with any state securities regulating board or commission pertaining to such Securities registered pursuant to the Registration Statement(s) on Form S-1, with any and all amendments, supplements and exhibits thereto each such attorney to have full power to act with or without the others, and to have full power and authority to do and perform, in the name and on behalf of the undersigned, every act whatsoever necessary, advisable or appropriate to be done in the premises as fully and to all intents and purposes as the undersigned might or could do in person, hereby ratifying and approving the act of said attorneys and any of them and any such substitute.

                    EXECUTED as of October 16, 1997.


/s/ MICHAEL S. LIPSCOMB                  /s/ REMI DE CHASTENET
------------------------------------     ---------------------------------------
Michael S. Lipscomb, Chairman,           Remi de Chastenet, Director
President, Chief Executive Officer
and Director
(Principal Executive Officer)


/s/ FRANCES S. ST. CLAIR                 /s/ THOMAS F. DOUGHERTY
------------------------------------     ---------------------------------------
Frances S. St. Clair, Vice President     Thomas F. Dougherty
and Chief Financial Officer
(Principal Financial Officer)


/s/ PAUL A. SKLAD                        /s/ YOICHI FUJIKI
------------------------------------     ---------------------------------------
Paul A. Sklad, Manager, Financial        Yoichi Fujiki, Vice President,
Accounting                               Treasurer and Director
(Principal Accounting Officer)

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                                         /s/ PRAKASH A. MELWANI
                                         ---------------------------------------
                                         Prakash A. Melwani, Director


                                         /s/ ROBERT Y. NAGATA
                                         ---------------------------------------
                                         Robert Y. Nagata, Director


                                         /s/ KARL F. STORRIE
                                         ---------------------------------------
                                         Karl F. Storrie, Director





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